SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported) May 7, 2007
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                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                Delaware                                    91-1313292
                --------                                    ----------
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
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                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 8.01         OTHER EVENTS

The registrant is mailing to current unit holders its December 31, 2006 Annual Report during the week of May 7, 2007. The Annual Report includes the President's Letter that is furnished herewith as Exhibit 99.1, together with other information required under Rule 14a-3 and Nasdaq Rule 4360(b)(1).

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------

99.1              President's Letter furnished with the December 31, 2006
                  Annual Report


SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: May 8, 2007                 BY:   /s/Thomas M. Ringo
                                        ----------------------------------------
                                        Thomas M. Ringo
                                        Vice President and Chief Financial
                                        Officer, Pope Resources, A Delaware
                                        Limited Partnership, and Pope MGP, Inc.,
                                        General Partner